Exhibit 10.44

Amendment #3

Cooperative Research and Development Agreement # 03111

“Development and Evaluation of Alaunos Therapeutics, Inc.’s Proprietary Non-viral Sleeping Beauty Vectors for Genetic Modification of Peripheral Blood Lymphocytes with Genes Encoding Mutated Tumor Neoantigen-specific T Cell Receptors (also referred to as Mutation Reactive T Cell Receptors) that Have Been Identified Using NCI Proprietary Methods”

IC Principal Investigator: Steven A. Rosenberg, M.D., Ph.D.

Collaborator: Alaunos Therapeutics, Inc. (“Alaunos”)

The purpose of this amendment is to change certain terms of the above-referenced Cooperative Research and Development Agreement (CRADA). These changes are reflected below, and except for these changes, all other provisions of the original CRADA and Amendments #1 and 2 remain in full force and effect. Upon execution, IC and Alaunos will each retain a copy of this amendment.

The Parties agree:

1.
Upon final signature, the term of the CRADA is extended retroactively for one (1) year, from January 9th, 2022 to January 9th, 2023.
2.
Ziopharm Oncology, Inc. is changed to Alaunos Therapeutics, Inc. Collaborator’s CRADA principal investigator is changed from Dr. Laurence Cooper to Dr. Drew Deniger effective with this Amendment. The address of Alaunos is changed to 8030 El Rio, Houston TX 77054. The Contacts Page is deleted in its entirety and replaced with the Contacts Page set forth in Exhibit 1. These changes are made throughout the CRADA including in the title.

SIGNATURES ON THE FOLLOWING PAGE

ACCEPTED AND AGREED TO:

For the National Cancer Institute

/s/ James H. Doroshow, M.D.	03/15/2022
James H. Doroshow, M.D.	Date
Deputy Director for Clinical and Translational Research, NCI

For Alaunos:

/s/ Kevin S. Boyle, Sr.	03/15/2022
Name: Kevin S. Boyle, Sr.	Date
Title CEO

Exhibit 1:

CONTACTS INFORMATION PAGE

CRADA Notices

For NCI:		For Collaborators:
Technology Transfer Specialist National Cancer Institute 9609 Medical Center Drive Bethesda, MD 20892-9702 MSC 9702 Rockville, MD 20850-9702 (express mail) Tel: [***] Fax: [***]		Chief Legal Officer ALAUNOS THERAPEUTICS, INC. 8030 El Rio Houston TX 77054 email: [***]
Patenting and Licensing
For IC:		For Collaborator (same as above)

Technology Transfer Center National Cancer Institute 9609 Medical Center Drive Bethesda, MD 20892-9702 MSC 9702 Rockville, MD 20850-9702 (express mail) Tel: [***] Fax: [***]
Finances
For IC:		For Collaborator:
Technology Transfer Manager for Finances NCI, Technology Transfer Center 9609 Medical Center Dr., 1E-452, MSC 9702 Bethesda, MD 20892-9702 Tel: [***] Email: [***] EIN: 52-085811		Christine Legal Sr. Manager, Accounts Payable 8030 El Rio St. Houston TX 77054 [***]

Delivery of Materials Identified in Appendix B (if any)

For IC:	For Collaborator:

Steven A. Rosenberg, M.D., Ph.D. Surgery Branch, NCI 10 Center Drive, MSC 1201 Bldg. 10, CRC Room 3-3940 Bethesda, MD 20892-1201 Tel. [***] Fax: [***]	Drew Deniger, Ph.D. Vice President, Research & Development 8030 El Rio Houston TX 77054
Clinical Contact (as needed for Article 4.4.2)
For IC:	For Collaborator:

Steven A. Rosenberg, M.D., Ph.D. Surgery Branch, NCI 10 Center Drive, MSC 1201 Bldg. 10, CRC Room 3-3940 Bethesda, MD 20892-1201 Tel. [***] Fax: [***] and [***]	Drew Deniger, Ph.D. Vice President, Research & Development Alaunos Therapeutics, Inc. 8020 El Rio Houston TX 77030 Email: [***]